UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2005

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Massachusetts	0-17089	04-2976299
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Ten Post Office Square, Boston, Massachusetts     02109

(Address of Principal Executive Offices)         (Zip Code)

(617) 912-1900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 6, 2005, Boston Private Financial Holdings, Inc. (“Boston Private”) filed a Current Report on Form 8-K (the “Initial 8-K”) in connection with the closing of the acquisition of Gibraltar Financial Corporation (“Gibraltar Financial”). As permitted under Item 9.01 of Form 8-K, the financial statements of Gibraltar Financial and the pro forma information were omitted.

The Current Report on Form 8-K/A amends the Initial 8-K to include the previously omitted audited financial statements of Gibraltar Financial and pro forma financial information.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The audited financial statements of Gibraltar Financial as of and for the year ended December 31, 2004 filed with Boston Private’s Registration Statement on Form S-4/A filed on July 12, 2005 are incorporated by reference herein.

(b)	Pro Forma Financial Information

The following information filed as Exhibit 99.1 hereto are incorporated by reference herein:

Unaudited Pro Forma Condensed Combined Financial Statements

Unaudited Pro Forma Condensed Combined Balance Sheet

Unaudited Pro Forma Condensed Combined Statement of Operations

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Exhibits.

Exhibit No.	Description

23.1	Consent of Hacker, Johnson & Smith, PA

99.1	Unaudited Pro Forma Condensed Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PRIVATE FINANCIAL HOLDINGS, INC.

Date: December 14, 2005

By: /s/ Walter M. Pressey

Walter M. Pressey

President